UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

October 23, 2018

NEXTGEN HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-12537	95-2888568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18111 Von Karman, Suite 800

Irvine, California 92612

(Address of Principal Executive Offices)

(949) 255-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 23, 2018, the Compensation Committee of the Board of Directors of NextGen Healthcare, Inc. (the “Company”) approved grants of restricted stock and performance stock unit awards for the Company’s executive officers in the following amounts:

•	John R. “Rusty” Frantz, President and Chief Executive Officer: 190,000 shares of restricted stock; 101,600 performance stock units

•	James R. Arnold, Jr., Executive Vice President and Chief Financial Officer: 43,000 shares of restricted stock; 43,700 performance stock units

•	David A. Metcalfe, Executive Vice President and Chief Technology Officer: 33,000 shares of restricted stock; 33,600 performance stock units

•	Jeffrey D. Linton, Executive Vice President, General Counsel and Secretary: 20,000 shares of restricted stock; 20,400 performance stock units

The shares of restricted stock granted to Mr. Frantz vest over four years from the date of grant in semi-annual increments as follows: 15% vest at 6 months; 15% vest at 12 months, 15% vest at 18 months, 15% vest at 24 months, 15% vest at 30 months, 15% vest at 36 months, 5% vest at 42 months, and 5% vest at 48 months, subject to Mr. Frantz’s continued service through each vesting date. Each other named executive officer’s restricted stock award vests over four years from the date of grant in equal annual increments of 25%, subject to continued service through each vesting date. The performance stock unit awards vest only in the event certain performance goals are achieved and there is continuous service through the date the goals are certified. Approximately 34% of the performance stock units are tied to the Company’s cumulative 3-year total shareholder return (“TSR”), 33% are tied to the Company’s fiscal year 2021 revenue and 33% are tied to the Company’s fiscal year 2021 adjusted earnings per share (“EPS”) goals. The number of shares to be issued may vary between 50% and 200% of the number of performance stock units depending on performance, and no such shares will be issued if threshold performance is not achieved. The awards will be subject to the terms and conditions of the Company’s Amended 2015 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2018	NEXTGEN HEALTHCARE, INC.

	By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Chief Financial Officer